Exhibit 10.33

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****.

A complete version of this exhibit has been filed separately with the SEC.

[Stamp duty paid]

LEASE DEED

THIS LEASE DEED (hereinafter referred to as the “Lease Deed”) is made on this 27th day of July, 2012.

BETWEEN

Meriton lnfotech Pvt. limited, a company incorporated under the provisions of Companies Act, 1956 and having its registered office at C-23 Greater Kailash Enclave, Part 1, New Delhi—110048 (hereinafter referred to as the “Lessor” which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to include its administrators, executors, successors and permitted assigns) acting through its authorized signatory Mr. Ravi Bhargav, duly authorized to sign this Lease Deed vide board resolution dated June 30, 2012 of the First Part.

AND

Markit India Services Private limited, a company incorporated under the Companies Act, 1956 having its registered office at 46, Aradhana, Chanakyapuri, New Delhi 110066 (hereinafter referred to as the “Lessee”, which expression shall unless it be repugnant to the context or meaning thereof, be deemed to include its administrators, executors, successors and permitted assigns) acting through its authorized signatory Mr. Gautam Moorjani, duly authorized to sign this Lease Deed vide board resolution dated June 14, 2012 of the Second Part.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

The Lessor and the Lessee are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.	The Lessor was allotted an institutional plot by New Okhla Industrial Development Authority (“NOIDA”) vide allotment letter bearing No. NOIDA/INSTT/05/3999 dated November 30, 2005 for Plot No.B9A, Sector 62, Noida, Uttar Pradesh having total area of 20,000 sq. mtrs (“Plot”). Further, a lease deed was executed between the NOIDA and the Lessor on July 31, 2006 for a term of 90 (ninety) years giving exclusive leasehold rights to the Lessor (“Noida Lease Deed”).

B.	The Lessor has constructed a multi-storied building containing three towers, namely, A, B & C with basements and named the building as “Green Boulevard” (hereinafter referred to as the “Building”) in accordance with building plans approved by NOIDA. The Plot and the Building thereon together are hereinafter referred to as the “Property”.

C.	The Lessor has exclusive leasehold rights over the Plot for a period of 90 years and being in due possession of the said Plot and the Building constructed thereon and, subject to the terms and conditions of the Noida Lease Deed, is competent to give on lease space in the Building and is also competent to execute this Lease Deed.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

D.	The Lessee has approached the Lessor to take on lease the 3rd floor admeasuring 31,471 square feet and part of the 4th floor admeasuring 20,500 square feet of Tower C of the Building constructed on the Plot (hereinafter collectively referred to as the “Demised Premises” and ‘Tower C’ is hereinafter referred to as the “Base Building”) and the Lessor has agreed to give the Demised Premises on lease to the Lessee on the terms and conditions as contained hereinafter. The Demised Premise shall be as per the lay out plan annexed at Annex 1.

E.	The Lessee or has provided to the Lessee for its inspection copies of land related documents as specified in Annex 2 and the Lessee through its attorney,. has verified these documents and has satisfied itself with regard to the usage of the Plot and the Building including the Demised Premises as per the existing rules, regulations and byelaws of NOIDA.

NOW THEREFORE THIS LEASE DEED WITNESSETH AS UNDER:

ARTICLE 1

EXECUTION OF THE LEASE DEED

1.1

The lease of the Demised Premises will commence from the date on which (i) this Lease Deed is executed by the Parties and registered with the sub-registrar of assurances and (ii) possession of the Demised Premises is handed over to the Lessee on an as is where is basis to carry out fit outs (“Lease Commencement Date”) and will remain valid until

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

expiry of 3 years from the Lease Commencement Date (the “Initial Term”) subject to earlier termination in accordance with this Lease Deed.

1.2	The term of the lease may be renewed, at the option of the Lessee, for two additional terms of 3 years each (the “Renewal Term”) after the expiry off the Initial Term, subject to Lessee exercising the option for the renewal in writing before the expiry of the Initial Term by giving a 90 days’ notice prior to expiry of the Initial Term or the first Renewal Term, as the case may be. If and when the Lessee exercises such renewal option, Lessor confirms that it will execute and register fresh lease deeds, on similar terms contained herein in this Lease Deed subject to enhancement of the Base Rent as defined in clause 4.2 herein below.

1.3	In addition to the lease of the Demised Premises, the Lessor shall provide through a reputed property manager (“Property Manager”) certain maintenance services (“Maintenance Services”) in respect of the Property and the Lessee will be required to pay monthly maintenance charges (“Maintenance Charges”) for the Maintenance Services as per the terms and conditions of separate agreement (“Maintenance Agreement” ) to be entered into among the Parties and the Property Manager The Maintenance Charges for the Demised Premises shall be payable from the Rent Commencement Date (defined herein below) and as set out in more detail in the Maintenance Agreement.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

The Maintenance Agreement shall be co-extensive with the subsistence of this Lease Deed.

1.4	The rent free period as provided under Article 2 shall not commence until the following conditions are fulfilled by the Lessor: (i) a service or passenger lift is operational and available to the Lessee for its fit out/workers for access to the Demised Premises; (ii) power and water supply are provided in the Demised Premises on a 24*7 basis; and (iii) fire sprinklers/ tap off are provided. Such date is hereinafter referred to as “Fit Out Commencement Date”.

1.5	The Lessee shall be entitled to carry out at its own cost, erection of internal partitions, cabins, other fixtures and fittings and other internal alterations and additions which are not visible from outside of the Demised Premises, as may be necessary for the business of the Lessee in the Demised Premises, without causing any damage to the super structure of the Demised Premises.

1.6	“Super Built Up Area” as used in this Lease Deed shall mean and include in the total area for which Base Rent shall be charged including the sum of office area of the Demised Premises and its pro-rata share of Common Area in the entire Property admeasuring 51,971 sq. ft.

“Common Area” shall mean all such parts/ areas in the Building which the occupants of the Building shall use by sharing with other allottees / occupant in the said Building including entrance canopy and lobby, lift

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

lobbies (not lift wells), stilt area, atrium, corridors and passages, area of cooling towers, security /fire control room(s), lift shafts, all electrical shafts, D.G. shafts, AC shafts, pressurization shafts, and rooms, mumties. refuge areas, lift machine rooms, water tanks, electric sub station and transformers. In addition entire services area in basement including but not limited to D.G. set rooms, AC plant room underground water and other storage tanks, pump rooms, maintenance and service rooms, fan rooms and circulation areas, terraces if any etc. shall be counted towards Common Area.

“Carpet Area” as used in this Lease Deed shall mean and include the entire area enclosed by its periphery walls, internal dedicated staircases, toilets area and any other dedicated areas like lift lobby/lobby, electrical rooms, telecom rooms and AHU rooms excluding any common lobbies, elevator and staircase areas, lift shafts, shafts etc., which form integral part of the Demised Premises. The Lessor assures that the efficiency ratio shall be 78% of the Super Built Up Area.

ARTICLE 2

RENT AND RENT FREE PERIOD

2.1	The obligation of the Lessee to pay Base Rent (defined below) for the Demised Premises shall commence in three phases (“Rent Commencement Date”):

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

(a)	For Phase 1 -Tower C, 3rd floor -31,471 sq. ft. -The Rent Commencement Date shall be the date falling 105 days from the Fit Out Commencement Date.

(b)	For Phase 2 -Tower C, 4th floor -10,250 sq. ft. -The Rent Commencement Date shall be the date falling on the completion of 6 months from the Rent Commencement Date of Phase 1.

(c)	For Phase 3 -Tower C, 4th floor -10,250 sq. ft. -The Rent Commencement Date shall be the date falling on the completion Of 11 months from the Rent Commencement Date of Phase 1.

2.2	The rent payable for the lease of the Demised Premises during the Initial Term shall be calculated at *** ******************************************* (“Base Rent”) on the Super Built Up Area, subject to the deduction of tax at source as may be applicable. It is however clarified that service tax, and/or any other tax, duty, levies, charges of similar nature or description levied or imposed by the government on the Base Rent in future in relation to leasing of Demised Premises shall be borne by the Lessee.

2.3

The Lessee shall pay monthly Base Rent to the Lessor before the 7th working day of each month in advance (“Due Date”) by cheque/ bank draft/ transfer (RTGS), which payment shall be routed through the escrow accounts of the Lessor maintained with ING Vysya Bank Ltd., details of which shall be notified by· the Lessor to the Lessee in writing within 1 day

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

of the Lease Commencement Date. Payment to such escrow account shall constitute due discharge of the Lessee’ obligations in respect of payment of Base Rent. In the event of any delay in the payment of the Base Rent beyond the Due Date, the Lessee shall be liable to pay interest on such outstanding payment @ 15% per annum calculated from the Due Date to the date of payment. It is however clarified that this is without prejudice to the other rights and remedies available to the Lessor under this Lease Deed and under Law.

ARTICLE 3

SECURITY DEPOSIT

3.1	The Lessee has paid an amount equivalent to 3 months’ Base Rent amounting to Rs. ********* (Rupees ************************************ only) as interest free refundable security deposit (“IFRSD”) by way of cashier’s order having no. ******* drawn on The Hongkong and Shanghai Banking Corporation Limited dated June 22, 2012 on Lease Commencement Date at the time of signing of this Lease Deed.

3.2	The IFRSD amount shall be refunded by the Lessor to the Lessee, simultaneous with Lessee handing over the vacant, physical and peaceful possession of the Demised Premises to the Lessor upon expiry or earlier termination of the Lease Deed with respect to the Demised Premises, after adjusting amounts, if any, that are due and payable under the Lease Deed and Maintenance Agreement by the Lessee to the Lessor. For this purpose. the Parties shall jointly inspect the Demised Premises 15 days

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

prior to the expiry or earlier termination of this Lease Deed with a view to identifying any damage caused to the Demised Premises (reasonable wear and tear excepted) which has to be made good by the Lessee.

3.3	In the event that the Lessor fails to refund the IFRSD as mentioned above in clause 3.2, at the time the Lessee has offered the vacant peaceful possession of the Demised Premises, the Lessee shall be entitled to continue to occupy the Demised Premises till the time IFRSD is refunded without the payment of any Base Rent and Maintenance Charges and other amounts as set out directly or by reference herein, and shall be entitled to charge the Lessor interest on such outstanding amount of IFRSD@ 18% p.a. from the date on which the amount becomes due to the date on which the same is paid to the Lessee.

ARTICLE 4

RENEWAL & LOCK-IN-PERIOD

4.1	In the event the Lessee opts for the renewal of the lease for two additional terms of 3 years after the expiry of the Initial Term or the first Renewal Term, as provided in clause 1.2, the Parties shall give effect to such an option by executing and registering fresh lease deed, on the similar terms contained herein, subject to an increase in Base Rent as stated below in clause 4.2 (“Renewal Rent”).

4.2	Escalation in Rent: There shall be an escalation at a fixed rate of **% on the last Base Rent paid on expiry of the Initial Term and escalation of

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

**% on the Renewal Rent paid for the first Renewal Term if the lease for the Demised Premises is renewed as specified in the clause 4.1 above.

4.3	Lock-in-Period: It is agreed between the Parties that the Initial Term of this Lease Deed commencing from the Lease Commencement Date shall be the “Lock-in-Period”. Accordingly, if the Lessee terminates the Lease Deed during the Initial Term, (otherwise than as provided in Article 8 and Article 10 then in such event the Lessee shall be liable to pay to the Lessor as liquidated damages Base Rent for the remainder of the Lock-in-Period for which the Lessor is unable, despite its reasonable efforts, to secure an alternate tenant/lessee for the Demised Premises at same or higher Base Rent. For avoidance of doubt it is clarified that the Lessor shall be obliged to let-out the Demised Premises only to an IT/ITES MNC of repute and financial standing. Further, for the avoidance of doubt, it is clarified that if an alternate tenant is procured at a rent lower than the Base Rent, the Lessee shall only be liable to pay the differential to the Lessor or the remaining period of the Lock-in Period or if an alternate tenant is procured for a portion of the Demised Premises, the Lessee shall only be liable to pay the Lessor Base Rent for the unoccupied portion for the remaining period of the Lock-in-Period. The aforesaid damages are a commercially pre agreed genuine compensation for the loss to be suffered by the Lessor.

Notwithstanding the above, if this Lease Deed is terminated due to an extended force majeure as envisaged in Article 10 or upon a breach/default by the Lessor as set out in Article 8, the Lessee shall not be

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

obliged to any Base Rent or Maintenance Charges for the remainder of the Lock-in-Period.

ARTICLE 5

OBLIGATIONS OF LESSEE

5.1	The Lessee shall pay the Base Rent payable under this Lease Deed on the Due Date (whether demanded or not) and the Maintenance Charges under the Maintenance Agreement, by cheque/bank draft/transfer (RTGS) payable at New Delhi I Noida and comply with other material obligations as provided in this Lease Deed.

5.2	The Lessee shall use the Demised Premises only for IT/ITES purpose and will not carry on or permit to be carried on in the Demised Premises or in any art thereof, any other activity.

5.3	The Lessee shall not make any structural additions or alterations in the Demised Premises, unless specifically consented in writing by the Lessor, which consent shall not be unreasonably withheld and shall be intimated by the Lessor to the Lessee within 7 working days of the request made by the Lessee. Further, the Lessee shall make sure that upon vacating the Demised Premises, the Lessee shall handover the same without damage, save for reasonable wear and tear for which the Lessee shall not be responsible.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

5.4	The Lessee shall not object to any transfer or sale by the Lessor of the Demised Premises or the Property. Provided that, the Lessor shall, ensure.(including by executing appropriate documents in favour of the Lessee) that the third party/parties shall be bound by and adhere to the terms and conditions of this Lease Deed and the Maintenance Agreement to ensure uninterrupted and peaceful occupation, use and enjoyment of the Demised Premises by the Lessee.

5.5	The Lessee shall not conduct or render permission to conduct on the Demised Premises or common area or parking area any auction or sale or to carry on any form of advertising, including solicitation, distribution of pamphlets or other advertisement materials. Provided however that the Lessee shall be permitted to carry out within the Demised Premises fund raising events for charitable causes.

5.6	The Lessee, shall subject to reasonable wear and tear, keep the Demised Premises in good condition. The Lessee shall not make structural alterations to the Demised Premises but shall have the right to complete interior fit-outs as per its requirements and shall have the right to take them on expiry or earlier termination of the Lease Deed.

5.7	The Lessee shall be liable to observe and perform strictly the terms and conditions of the Noida Lease Deed, the rent permission obtained in respect of the Demised Premises and NOIDA rules relating to the usage of the Demised Premises.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

5.8	The Lessee shall, during the term of the lease as provided in this Lease Deed, pay all electricity bills, telephone bills, bandwidth connection bills, water bills etc. for the consumptions made by it in the Demised Premises, based on the bills raised in relation to such consumption, to the concerned authorities and utility service providers.

5.9	The Lessee shall use the Demised Premises for the purpose specified in the NOIDA’s rent permission in favour of the Lessee and the Noida Lease Deed. The Lessee shall during the term abide by all laws of NOIDA specifically applicable to a sub-lessee of a leasehold building in NOIDA designated for IT/ITES use.

5.10	The Lessee shall not store any hazardous or inflammable articles/goods in the Demised Premises except in the manner as permitted under applicable laws and shall use the same in ordinary prudent manner.

5.11	The Lessee shall not at any time claim any right or interest of any kind or nature whatsoever in the Demised Premises and/or any part thereof, save and except to the extent permitted under this Lease Deed.

ARTICLE 6

REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

6.1	The representations and other statements made by the Lessor in any of the Recitals and other parts of the Lease Deed are true and will remain

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

true throughout the term of the Lease Deed. The Lessor hereby represents and warrants that:

(i)	The Lessor is a company duly incorporated and registered under the Companies Act, 1956 and is validly existing.

(ii)	Subject to the Noida Lease Deed and in accordance with the rent permission obtained in respect of the Demised Premises, the Lessor has full legal right, power and authority to enter into this Lease Deed and to perform its obligations as set forth herein.

(iii)	The execution and performance of this Lease Deed does not and will not conflict with or contravene any provision of the Lessor’s charter documents or any agreement, document, or other obligation to which it is subject.

(iv)	Subject to the terms of the Noida Lease Deed and except for the encumbrances in favor of Axis Bank Limited and ING Vysya Bank Limited, the Lessor is the sole owner of the Property and has absolute title, rights and interest in the Property and is in possession of the same and that no other person has any right, title or interest in the Property.

(v)	The Property including the Base Building has been constructed in accordance with the terms of the Noida Lease Deed, sanctioned building plans for the Property and is in compliance with Noida

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

building bye-laws, rules and regulations applicable to the construction and upkeep of the Property.

(vi)	There is no pending litigation relating to the Property and there is no information relating to the Property known to the Lessor, which may lead to sealing or closure of the Demised Premises or which may adversely impact the intended use and occupancy by the Lessee of the Demised Premises. Further, to the best of the Lessor’s knowledge, as on date, there is no acquisition for public purpose proceedings or litigation or administrative actions or other matters which may adversely impact the intended use and occupancy by the Lessee of the Demised Premises.

(vii)	There are no leases, subleases, licenses or agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the Demised Premises.

(viii)	The rent permission for leasing the Demised Premises to the Lessee from NOIDA and no objection certificate from all the lenders having a charge on the Property have been validly obtained and as on date no other third party approval is required for leasing the Demised Premises.

(ix)	There is no claim, mortgage, lien, charge, right or any other encumbrances in relation to the Property other than an equitable mortgage in favor of ING Vysya Bank Limited and Axis Bank

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

Limited and the Lessor is in compliance with the terms of its facilities with ING Vysya Bank Limited and Axis Bank Limited.

(x)	The Property is in compliance with the terms of the Noida Lease Deed, all applicable Noida building bye-laws and regulations, environmental laws, electricity laws, fire safety laws, regulations and notifications issued from time to time in respect of the Property including compliance with the terms of conditions of the environmental clearance certificate and consent to operate.

6.2	The Lessor hereby covenants that:

(i)	The Lessor shall not do any act, matter or thing which would or might constitute a breach of any mandatory orders, regulations and bye-laws (statutory or otherwise) made by the Government, statutory or other authorities including the NOIDA Authority from time to time.

(ii)	The Lessor shall, at its sole cost and expense, comply with all future laws that may mandate or require structural modifications or other capital improvements to be performed to the Base Building unless such laws specifically apply solely by reason of the Lessee’s particular use of the Demised Premises.

(iii)	The Lessor shall maintain and repair the Base Building’s exterior and interior public portions, common areas, structure, foundation

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

and roof, and plumbing, electrical, heating, ventilating, air conditioning and other mechanical systems in accordance with all government requirements and keep them in a good working condition.

(iv)	The Lessor shall be liable to bear and pay on a timely basis all taxes, (including property tax, cess, annual lease rent) to NOIDA, any other charges or any penalties that may be imposed by any statutory central, state, municipal and/or local authorities on the Lessor pertaining to the Property.

(v)	Subject to fulfilling the terms and conditions of the Lease Deed, the Lessee will enjoy freedom to peacefully access, occupy and operate from the Demised Premises 365 days a year, 24 hours a day without any hindrance, obstruction and limitation and at no extra additional charge of any kind.

(vi)	The Lessor shall provide the Maintenance Services as specified in the Maintenance Agreement through a reputed Property Manager as envisaged herein. The Lessor shall at its sole cost and expense comply, and take all necessary actions to cause the Property Manager to comply, with all applicable mandatory central, state and local requirements.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

(vii)	The Lessor shall provide the Demised Premises with water from a reliable source. The Lessor shall ensure that there is sufficient quantity of water which will be of a quality sufficient to meet the needs of the Demised Premises which will include drinking water, water for toilets, maintenance and operation of the systems and equipment and maintenance of the common areas and gardens. The applicable usage charges towards consumption of water by the Lessee shall be included as part of the Maintenance Charges.

(viii)	The Lessor confirms that throughout the term of the lease including any Renewal Term, the Lessor will comply with (i) all laws, rules and regulations applicable to the Property; (ii) terms of the Noida Lease Deed and other conditions imposed from time to time by NOIDA; and (iii) terms of all other approvals obtained or required to be obtained by the Lessor.

(ix)	The Lessor undertakes to acknowledge and give valid receipts for each and every payment made by the Lessee to the Lessor or his order and such receipts will be duly stamped and signed by the Lessor or his duly authorised agents, which shall be the conclusive proof of such payments.

(x)	The Lessor shall be responsible for all structural repairs and maintenance including interior and exterior structure of the

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

Demised Premises, roof space, exterior walls, bearing walls, support beams, foundation, columns, exterior doors and windows, plumbing and sanitary work, and elevators provided by it. The costs of such structural repair and maintenance shall be borne by the Lessor.

(xi)	The Lessee shall have the right to install dish antenna at the roof top of the Base Building for television connectivity. The Lessor shall not object for the same in any manner whatsoever and shall assist the Lessee in case any approvals, permissions, licenses are required from local, state or central government.

6.3	The Lessee agrees and understands that:

(i)	The Lessor or its representatives shall have the right to inspect the Demised Premises with reasonable written notice of 48 hours. Lessor shall, at all times, undertake regular preventive maintenance of all electro-mechanical equipment which shall include, but not limited to, chillers plant, DG sets AHU’s etc.

(ii)	The Lessor shall have right to sell, transfer, lease, license, mortgage or otherwise part with possession of the Property. However, in the case of a proposed sale/ transfer of any part of the Property to any third party, the Lessor shall ensure that such third party buyer/ transferee shall execute with the Lessee,

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

appropriate documents to protect the interests of the Lessee under the relevant agreements. Further, no such change in ownership of the Demised Premises or part shall adversely affect the provision of Maintenance Services to be provided as envisaged under the Lease Deed and the Maintenance Agreement.

ARTICLE 7

LESSEE’S DEFAULT AND LESSOR’S REMEDIES

7.1	Default Defined. The following will be considered a default by the Lessee:

(a)	If monthly Base Rent reserved herein and/or Maintenance Charges payable by the Lessee to the Lessor shall be in arrears and unpaid for a period of thirty (30) days after Due Date (whether formally demanded or not), and remain in arrears despite a 30 days’ prior written notice by the Lessor to the Lessee to cure such non-payment,

(b)	failure to keep and perform any of the material terms, covenants, obligations or conditions of the Lease Deed, Noida Lease Deed and rent permission, to be kept and performed by the Lessee, despite a 30 days’ prior written notice by the Lessor to the Lessee to cure such failure,

(c)	any act of omission or commission by the Lessee which adversely affects the title of the Lessor the Property.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

7.2	Lessor’s Remedies. Upon the occurrence of any default by the Lessee as defined in clause 7.1, the Lessor shall have the right to immediately terminate the Lease Deed by giving a written notice to the Lessee.

On such termination, the Lessee shall be obliged to pay the Lessor 6 months’ Base Rent for the period immediately following the termination of the Lease Deed. Provided however that if the default by the Lessee occurs in the Lock-in Period, and after the expiry of 6 months post termination of the Least Deed, the Lessor has been unable to find an alternate tenant, the Lessee shall be obliged to pay the Base Rent for the remaining Lock-in-Period in accordance with clause 4.3.

Provided however that if the Lessee commits a default under clause 7.1(c) or under clause 7.1(b), such that such default adversely affects the title of the Lessor to the Property, then notwithstanding the above, the Lessee shall be liable to the Lessor for all losses, damages, penalties and fines suffered by the Lessor on account of the Lessee’s default under clause 7.1 (b) and /or (c).

For avoidance of doubt, it is clarified that the liability of the Lessee under this clause 7.2 shall in no event exceed the sum stated in this clause. Apart from the above, Lessee shall not be liable to pay any consequential, indirect, business or opportunity losses or damages to the Lessor and shall be entitled to refund of its IFRSD at the earlier of a new tenant occupying the Demised Premises or the expiry of the Lock-in Period.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

7.3	In the event Lessee fails/defaults and/ or neglects to handover the vacant, physical and peaceful possession of the Demised Premises to the Lessor upon expiry and /or early termination of the lease in accordance with the Lease Deed despite the Lessor having offered to tender the IFRSD (as evidenced by a copy of bank draft or bankers cheque) in accordance with the terms hereof, then without prejudice and in addition to the rights of the Lessor to avail of the remedies /recourses as are available to it in law for recovering the possession of the Demised Premises, Lessee will be liable to pay to the Lessor, as compensation, an amount equivalent to two times the then prevailing monthly Base Rent payable by Lessee in accordance with the terms of this Lease Deed for every month of overstay or part thereof. The Lessee agrees that the aforesaid damages/compensation is a commercially pre agreed genuine estimate of the loss to be suffered by the Lessor on account of failure and/or default on the part of the Lessee to handover the vacant physical possession of the Demised Premises.

ARTICLE 8

LESSOR’S DEFAULT AND LESSEE’S REMEDIES

8.1	Default Defined

The following shall constitute default on the Lessor’s part:

(a)	The failure of the Lessor to honour and perform any of the terms, covenants or conditions of this Lease Deed including the breach of any representation or covenant given by the Lessor in this Lease

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

Deed (despite a 30 days’ prior written notice by the Lessee to cure such failure/breach),

(b)	A termination of the Maintenance Agreement by the Lessee in accordance with the terms thereof,

(c)	any defect in the Lessor’s title to the Property including on account of default by the Lessor vis a vis the lenders who have an encumbrance on the Property,

(d)	any unauthorised construction of the Property,

(e)	any sealing or closure of the Building as a result of the action of any statutory, regulatory or other authority,

Provide that no such failure or breach on the part of the Lessor shall be deemed ·as an event of default unless and until such failure or breach results in the Lessee being prevented from peacefully and continuously occupying the Demised Premises.

Further, it is clarified that if the Lessor is in default in accordance with this clause 8.1, no event of default on the part of the Lessee shall be considered to have arisen under clause 7.1.

Similarly, it is clarified that if the Lessee is in default in accordance with clause 7.1, no event of default on the part of the Lessor shall be considered to have arisen under clause 8.1.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

8.2	Lessee’s Remedies

Upon the occurrence of any default by the Lessor as defined in clause 8.1, the Lessee shall have the right to immediately terminate the lease by giving a written notice.

On termination under clause 8.1 (except clause 8.1(c), the Lessor shall be obliged to:

(i)	immediately refund the IFRSD,

(ii)	pay liquidated damages amounting to the written down value of the fit outs installed in the Demised Premises as per the value reflected in the books of account of the Lessee,

(iii)	reimburse expenses borne by the Lessee in connection with brokerage, stamp duty and registration fees paid in respect of this Lease Deed.

For avoidance of doubt, it is clarified that the liability of the Lessor under this clause 8.2 shall in no event exceed the sum stated in clause 8.2 (i), (ii) and (iii). Apart from the above, Lessor shall not be liable to pay any consequential, indirect and business losses or damages to the Lessee.

Provided however that if the Lessor commits a default under clause 8.1(c), such that such default prevents the Lessee from peacefully and

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

continuously occupying the Demised Premises, then notwithstanding the above, the Lessor shall be liable to the Lessee for all losses, damages, penalties and fines (but excluding consequential, indirect, business or opportunity· losses or damages) suffered by the Lessee on account of the Lessor’s default under clause 8.1 (c).

For the avoidance of doubt it is further clarified that in the event of termination by Lessee due to Lessor’s default, the Lessee shall not be obliged to pay Base Rent or Maintenance Charges for the remainder of the Lock-in-Period.

ARTICLE 9

ASSIGNMENT AND SUB LEASE

The Lessee shall not during the term of the lease, without the prior written consent of the Lessor assign, or sublet or allow the use of all or any portion of the Demised Premises to any other party. Provided however that the Lessee shall be entitled to do so for its subsidiaries or affiliated companies, subject to the terms of the Noida Lease Deed and the rent permission in respect of the Demised Premises. Provided that in the event of such license or right to use, the Lessee shall be primarily responsible for timely payment of Base Rent, Maintenance Charges and for compliance of the terms of this Lease Deed.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

ARTICLE 10

DESTRUCTION OF DEMISED PREMISES AND FORCE MAJEURE

If a force majeure event like fire, (not caused by the willful act or negligence of the Parties) earthquake, flood, lighting violence of any army or mob or enemies of the country or by any other irresistible force so as to render the Demised Premises uninhabitable or renders the use of any part of such space difficult to use for a period in excess of 60 (Sixty) days, the Lessee shall have the right to (i) terminate the Lease Deed and the Maintenance Agreement forthwith and seek return of the IFRSD and other relevant amounts by pay order; and (ii) seek pro-rata adjustment of Base Rent and other amounts paid by the Lessee.

For the avoidance of doubt, it is clarified that the Lessee shall not be obliged to pay Base Rent or Maintenance Charges for the remaining Lock-in-Period if this Lease Deed is terminated pursuant to this clause on account of an extended force majeure event.

ARTICLE 11

TAXES

All present and future taxes and other levies relating to the Property including Demised Premises viz property taxes, municipal or corporation taxes or any assessment by the state or central government shall be borne and paid by the Lessor. However, the service tax or any other

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

similar tax or levy imposed or charged on Maintenance Charges and the Base Rent shall be borne by the Lessee.

[Handwritten: Service tax to be Paid by the Lessee. Initialed: SC.]

ARTICLE 12

INSURANCE

The Lessor shall at all times during the Initial Term keep insured the Building and other assets, affixed which are owned by the Lessor at all times against damage by fire, earthquake, riots, floods, tempests and all other insurable risks at its own cost and expense. The Lessor shall provide the Lessee with copies of these insurance policies, if requested.

The Lessee undertakes that it shall not do or permit to be done any act or things which may render void, any insurance of the Property or cause any increase in premium payable in respect thereof.

ARTICLE 13

SIGNAGE, ELECTRICITY, CAR PARKING, STAIRCASE

13.1	The Lessee shall be provided space by the Lessor at no additional cost to display its own sign, name plate, logo and its standard graphics on the façade of the Base Building, on the lift lobby of the 3rd and 4th floor of the Base Building and at the lobby/landing at the reception (on ground floor) in the Base Building. The Lessor shall ensure that the visibility of such signages are not hampered in any manner whatsoever during the term.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

The Lessor grants to the Lessee the right of access to its signage at all reasonable times for the purpose of replacement or change of the same.

13.2	The Lessor shall provide, at its own cost, a sanctioned three (3) phase electricity connection of 114 KW of raw power for all lighting and raw power outlets on the Demised Premises (with separate electricity meters installed in the Demised Premises), to operate and conduct the operation of the Lessee, being sufficient and adequate for the Lessee’s business requirements. Further, Lessee shall have the right to enhance the sanctioned load at its own cost. In this regard the Lessor shall sign the relevant papers and applications to be submitted to the relevant government authority. Additionally, the Lessor shall provide 2 feeders (630 A each) from sub LT panel of the Base Building that will provide 362 KW total, power to all power outlets that are connected to the UPS for backup power.

13.3	The Lessor shall provide one parking space per 750 sq. ft. of the Super Built Up Area of the Demised Premises (aggregating 69 car parking spaces) to the Lessee in the designated car parking spaces free of charge as set out in Annex 3. The Lessor shall provide the Lessee car parking in a specified manner, that is to say space for one car shall be provided in the open and space for four cars shall be in the covered parking.

Any additional car parking spaces will be provided on payment of ********** **********************.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

13.4	The Lessor shall install an aesthetically and good quality steel staircase with a minimum width of six feet to connect 3rd and 4th floor of the Base Building to facilitate business operations of the Lessee. The staircase shall be built by the Lessor at its own cost. The Parties shall agree upon the design of the staircase and the Lessor confirms that the staircase shall be constructed within 60 days from the Lease Commencement Date. Further, it is agreed between the Parties that the structure of the staircase shall be in wood and steel supported by concrete pillars.

ARTICLE 14

GENERAL

14.1	Notice.

All notices and other communications under this Lease Deed will be given in writing and shall be valid and sufficient if dispatched by (i) postage prepaid, by certified or registered mail or courier, return receipt requested; (ii) by personal delivery; or (iii) by facsimile, at the addresses listed below.

If addressed to Lessor:

Mr. Surpreet Suri

Director,

Meriton lnfotech Private Limited,

C-23 Greater Kailash Enclave, Part I,

New Delhi -110048.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

If addressed to Lessee:

Mr. Gautam Moorjani

Markit India Services Private Limited

46, Aradhna, Chanakyapuri,

New Delhi -110066.

Any Party hereto may change its address by a notice given to the other Party hereto in the manner set forth above. All notices and other communications shall be deemed to have been duly given (i) on the expiry of 7 days after posting, if transmitted by registered post or courier or (ii) on the date of delivery or (iii) immediately after the date of transmission with confirmed answer back, if transmitted by facsimile, whichever shall occur first.

14.2	Complete Agreement and Severability.

This Lease Deed, including the attached Annexures, constitutes the entire agreement between the Lessor and the Lessee with respect to the Demised Premises and supersedes any other prior oral or written communications, representations or statements with respect to the transaction contemplated in this Lease Deed. This Lease Deed may not be modified, altered or amended in any manner except by an agreement in writing executed by the Parties. If any provision of this Lease Deed is

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

invalid or unenforceable or prohibited by law, this Lease Deed shall be considered divisible as to such provision and such provision shall be inoperative and, the remainder of the Lease Deed will be valid, enforceable and effective.

14.3	Binding Obligations

This Lease Deed and all rights and duties hereunder shall inure to the benefit of and shall be binding upon the Lessor and the Lessee and their respective personal representatives, successors and permitted assigns.

14.4	Authority

Each Party to this Lease Deed represents that it possesses full power and authority to enter into this Lease Deed and to perform its obligations hereunder and that the legal representative of each Party is fully authorised to sign this Lease Deed.

14.5	Waiver

Failure of either Party to enforce at any time or for any period of time any provision hereof, shall not be construed to be waiver of any provision or of the right thereafter to enforce each and every provision of this Lease Deed. None of the terms, covenants and conditions of this Lease Deed

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

shall be amended by Lessor or Lessee except by appropriate written instrument by mutual consent.

14.6	Governing law, Dispute Resolution and Jurisdiction

14.6.1	This Lease Deed shall be governed and construed in accordance with the laws of the Republic of India.

14.6.2	The Parties shall attempt to amicably settle all disputes arising out of this Lease Deed and the obligations there under (the “Dispute”). Either Party may give written notice of the Dispute to the other Party within 30 days of the occurrence of the event which gives rise to such Dispute or such event came to the notice of the applicable Party.

14.6.3	If any Dispute arising between the Parties is not amicably settled within 30 days of commencement of attempts to settle the same, the Dispute shall be referred to and be finally settled by arbitration of a sole arbitrator to be appointed by the Parties by mutual consent. If however, the Parties fail to arrive at a mutually agreeable name within a period of 21 days from the date of the notice for arbitration, the aggrieved Party shall be entitled to approach the court for appointment of an arbitrator in accordance with the provisions of the Arbitration and Conciliation Act, 1996. The Parties agree that the arbitration proceedings will be conducted at New Delhi and shall be governed by the provisions of the Arbitration and Conciliation Act, 1996. The decision of the arbitrators shall be final and binding on the Parties.

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

14.6.4	Subject to the foregoing provisions of this clause the courts in Delhi shall have exclusive jurisdiction in all matters arising out of this Lease Deed or any arbitration herein.

14.7	Counterparts

This Lease Deed may be executed in any number of counterparts, all of which together shall evidence and constitute the same transaction.

14.8	Stamp Duty

The stamp duty payable, if any, on the Lease Deed and the registration charges. for registration of the Lease deed shall be borne and paid by the Lessee.

14.9	Legal costs

Each Party shall bear its respective legal costs.

14.10	Common Areas

Lessor confirms that the Lessee shall at all times during the term, have the right to use the Common Areas of the Base Building and the Property along with other occupants of any part of the Property, on a non-

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

For MERITON INFOTECH PVT. LTD	Markit India Services Pvt. Ltd.

[/s/ Ravi Bhargav]	[/s/ Gautam Moorjani]

Authorised Signatory	Director/Authorized Signatory

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

[Stamp duty paid]

Discriminatory basis and further that for the Lessee using such Common Areas, no additional charges or amounts will be payable.

IN WITNESS WHEREOF, the Parties have executed this Lease Deed on 27th July 2012.

For and on behalf of LESSOR

Through its authorized signatory

[For MERITON INFOTECH PVT. LTD]

[/s/ Ravi Bhargav]

Mr. Ravi Bhargav

Authorized vide board resolution dated June 30, 2012

In the presence of Witness:[ Photo]

[Jahwad Singh c/o Redlan Singh

12 Sunlight Colony No 1

New Delhi 110014]

For and on behalf of LESSEE	In the presence of: [Photo]

Through its director

[Markit India Services Pvt. Ltd.]

[/s/ Gautam Moorjani]

Mr. Gautam Moorjani

Authorised vide board resolution dated June 14, 2012

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.